UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2004

                            REGENCY AFFILIATES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    1-7949                      72-0888772
          --------                    ------                      ----------
(State or other jurisdiction   (Commission File No.)            (IRS Employer
      of incorporation)                                      Identification No.)

 610 N.E. Jensen Beach Blvd.
    Jensen Beach, Florida                                           34957
    ---------------------                                           -----
   (Address of Principal                                          (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code: (772) 334-8181
                                                           --------------

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(a) On April 30, 2004, we, Regency Affiliates, Inc., through a newly-formed, wholly-owned subsidiary called Regency Power Corporation, a Delaware corporation, acquired a 50% membership interest in MESC Capital, LLC, a Delaware limited liability company, from DTE Mobile, LLC, pursuant to an Assignment and Assumption Agreement dated as of April 30, 2004. The purchase price for the 50% membership interest was $3,000,000 and was funded from Regency's working capital. The terms of the Assignment and Assumption Agreement were negotiated on an arms'-length basis between Regency and DTE Mobile. DTE Mobile, which is owned by an unregulated subsidiary of a large energy company that has significant experience in owning, managing and operating electric generation and on-site energy facilities, owns the other 50% membership interest in MESC Capital.

MESC Capital was formed to acquire all of the membership interests in Mobile Energy Services Company, LLC, an Alabama limited liability company. Mobile Energy owns an on-site energy facility that supplies steam and electricity to a Kimberly-Clark tissue mill in Mobile, Alabama. The acquisition of Mobile Energy was also consummated on April 30, 2004 pursuant to a Membership Interest Purchase Agreement, dated as of January 30, 2004, between MESC Capital and Mobile Energy Services Holdings, Inc. The purchase price under the Membership Interest Purchase Agreement, after certain pre-closing adjustments, was $33,600,000, and is subject to certain post-closing adjustments. The purchase price and working capital reserves were funded by the issuance of $28,500,000 of non-recourse debt, a total equity contribution by MESC Capital of $8,600,290, $4,300,145 of which was funded by Regency Power and $4,300,145 of which was funded by DTE Mobile, and a credit of $1,000,000 on account of existing and continuing tax-exempt indebtedness of Mobile Energy. The terms of the Membership Interest Purchase Agreement were negotiated on an arms'-length basis between MESC Capital and Mobile Energy Services Holdings, Inc. Regency did not participate in negotiations with respect to the Membership Interest Purchase Agreement.

The $28,500,000 acquisition indebtedness was obtained from Allied Irish Banks, P.L.C., which may assign or participate the loan in accordance with the terms of the loan agreement. The loan will be amortized over the fifteen year term. In connection with the acquisition of the 50% membership interest in MESC Capital, Regency Power and DTE Mobile entered into an Operating Agreement, dated April 30, 2004, which sets forth their respective rights and obligations as members of MESC Capital as well as the duties and authority of DTE Mobile as the managing member of MESC Capital. Under the Operating Agreement, Regency Power will receive 50% of all distributions, and participate equally in ultimate management authority through equal representation on the MESC Capital Board of Control. DTE Mobile, as managing member, is responsible for day-to-day management of MESC Capital. DTE Mobile will not receive any compensation for serving as managing member, and is subject to removal by the Board of Control with or without cause. Neither Regency Power nor DTE Mobile is obligated to contribute additional capital, or loan or otherwise advance funds, to MESC Capital, and neither member can sell or transfer its interest in MESC Capital without the consent of the other and without first complying with a right of first offer in favor of the non-selling member.

(b) The energy facility is located on approximately 11 acres of land within the Kimberly-Clark tissue mill in Mobile, Alabama. The facility supplies up to 61 megawatts of co-generated steam and electricity for use in the mill's operations, with a power-house fueled by a combination of coal, biomass and natural gas. In connection with MESC Capital's acquisition of Mobile Energy, Kimberly-Clark entered into a 15-year agreement with Mobile Energy pursuant to which Mobile Energy will be the exclusive steam supplier to the mill and will provide a substantial portion of the mill's electricity requirements. Under the agreement, Kimberly-Clark is obligated to make monthly fixed capacity payments, monthly fixed and variable operations and maintenance payments, and to reimburse Mobile Energy for fuel costs. Early termination of the agreement by Kimberly-Clark obligates Kimberly-Clark to make a termination payment to Mobile Energy in an amount anticipated to be sufficient to retire the acquisition financing obtained by MESC Capital and to provide a return on the MESC equity investment. In addition, in the event of an early termination by Kimberly-Clark and under certain conditions, DTE Mobile has agreed to make a termination payment to Regency Power.


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Mobile Energy operated under the protection of Chapter 11 of the United States
Bankruptcy Code from January 1999 until late 2003. During such time, the energy facility was operated by an interim operator. MESC Capital was selected through an auction process conducted by Mobile Energy bondholders to be the acquirer of Mobile Energy. In connection with the acquisition, the interim operator was terminated and DTE Mobile and its affiliate will provide operations, management and maintenance services and asset management support for the investment and energy facility pursuant to agreements with MESC Capital and Mobile Energy.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The financial statements required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the date this initial Form 8-K report was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the date this initial Form 8-K report was required to be filed.

(c) Exhibits.

      2.1 Assignment and Assumption Agreement, dated as of April 30, 2004, between DTE Mobile, LLC and Regency Power Corporation

      2.2 Membership Interest Purchase Agreement, dated as of January 30, 2004, between MESC Capital, LLC and Mobile Energy Services Holdings, Inc.

      99.1  Press Release dated May 10, 2004


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                                   Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REGENCY AFFILIATES, INC.


                                                 By: /s/ Laurence S. Levy
                                                     ---------------------------
                                                 Name:  Laurence S. Levy
                                                 Title: President

Dated: May 10, 2004


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